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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                MARCH 31, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
DELAWARE                              1-9516                          13-3398766
----------------                    --------                         ---------------
(State of Organization)     (Commission File Number)    (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code))

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On March 31, 2003, the Registrant announced its 2002 fourth quarter and full year financial results and that no distributions are expected to be made during 2003. Reference is made to the press release, dated March 31, 2003, annexed hereto as Exhibit 99.2, for information regarding the announcement.

ITEM 7.  EXHIBITS

         Description of Document


                                       1



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Exhibit No.

     99.2 -         Press Release, dated March 31, 2003


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                      (Registrant)

                      By:     American Property Investors, Inc.
                              General Partner

                      By:     /s/   John P. Saldarelli
                              -----------------------------------------
                              John P. Saldarelli
                              Chief Financial Officer, Secretary and Treasurer


Date: April 7, 2003


                                            EXHIBIT INDEX

Exhibit Number        Description                                    Page No.
--------------        -----------                                    --------

       99.2           Press Release dated March 31, 2003                  3













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